Exhibit 10.4
EXECUTION COPY
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 25, 2011, is entered into by and among AMERICAN COMMERCIAL LINES INC. (“Parent”), COMMERCIAL BARGE LINE COMPANY (“CBL”), AMERICAN COMMERCIAL LINES LLC (“ACL”), ACL TRANSPORTATION SERVICES LLC (“ACLTS”) and JEFFBOAT LLC (“Jeffboat”; together with CBL, ACL and ACLTS, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the other Loan Parties hereto, the lenders signatory hereto and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”) for the Lenders (as defined below).
RECITALS
     A. Parent, Borrowers, the lenders party thereto from time to time (the “Lenders”) and Agent, have previously entered into that certain Credit Agreement dated as of December 21, 2010 (as the same may be modified, supplemented or amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.
     B. Parent and Borrowers have requested that Agent and the Lenders amend the Credit Agreement which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments to Credit Agreement.
          (a) Clause (d) of Section 6.9 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               “(d) Intentionally Omitted,”
     2. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:
          (a) Amendment. Agent shall have received this Amendment fully executed.
          (b) Representations and Warranties. The representations and warranties set forth herein and in the Credit Agreement (other than any such representations or warranties that,

by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects.
     3. Representations and Warranties. Parent and each Borrower represents and warrants as follows:
          (a) Authority. Each has the requisite corporate or limited liability company (as applicable) power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Parent and each Borrower of this Amendment have been duly approved by all necessary corporate or limited liability company action (as applicable).
          (b) Enforceability. This Amendment has been duly executed and delivered by Parent and each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Parent and each Borrower, enforceable against Parent and each Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.
          (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.
          (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.
     4. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.
     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

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     6. Reference to and Effect on the Loan Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
          (b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Parent and each Borrower to Agent and Lenders without defense, offset, claim or contribution.
     7. Ratification. Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.
     8. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     9. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
     10. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.
[Remainder of Page Left Intentionally Blank]

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

COMMERCIAL BARGE LINE COMPANY, a Delaware corporation
By:	/s/ Mary Ann Sigler
Title: Vice President

AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability corporation
By:	/s/ Mary Ann Sigler
Title: Vice President

ACL TRANSPORTATION SERVICES, LLC, a Delaware limited liability corporation
By:	/s/ Mary Ann Sigler
Title: Vice President

JEFFBOAT LLC, a Delaware limited liability company
By:	/s/ Mary Ann Sigler
Title: Vice President

AMERICAN COMMERCIAL LINES INC. A Delaware corporation
By:	/s/ Mary Ann Sigler
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability corporation, as Agent, as Security Trustee, and a Lender
By:	/s/ Amy L. Newman
Title: Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
	Title:	Associate Director
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A. as a Lender
By:	/s/ Michael Fine
Title: Senior Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas Hayes
Title: Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

RBS BUSINESS CAPITAL, a Division of RBS ASSET FINANCE, INC., a Subsidiary of RBS CITIZENS, NA, as a Lender
By:	/s/ James H. Herzeg Jr.
Title: Senior Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANKS, INC., as a Lender
By:	/s/ Mike Knuckles
Title: Senior Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/ Jeffrey M. Evans
Title: Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST MERIT BANK, N.A. as a Lender
By:	/s/ Walter Castillo
Title: Vice President
[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]